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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          National Mercantile Bancorp
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:



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                      [LOGO FOR NATIONAL MERCANTILE BANCORP]

                             EXTREMELY IMPORTANT

                                                                   June 5, 1997

Dear Shareholder:

  You recently received the Notice of Annual Meeting, Proxy Statement and Annual Reports in connection with the Annual Meeting of Shareholders of National Mercantile Bancorp scheduled for June 18, 1997. The Meeting and the proposals are of critical importance to the Company's shareholders. I urge you to read the Proxy Statement and vote for the proposals and return your proxy card as soon as possible.

  You are being asked to approve the reverse stock split, the transfer restriction and the terms of the preferred stock. These proposals are directly related to the recapitalization of the Company required by the Formal Agreement with the Office of the Comptroller of the Currency. All of the proposals are an important part of rebuilding the Company and shareholder value. The Board of Directors encourages you to vote FOR all proposals.

  Additional copies of the Proxy Statement may be obtained from Rita Kotto-Melchor at the Company at 1840 Century Park East, Los Angeles,
California 90067, (310) 277-2265 or Sean O'Hara at Kissel-Blake Inc. at 110 Wall Street, New York, NY 10005, (800) 554-7733.

  YOUR VOTE IS EXTREMELY IMPORTANT. IF YOU HAVE NOT ALREADY DONE SO, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

  I look forward to seeing you at the Annual Meeting of Shareholders on Wednesday, June 18, 1997 at 7:00 p.m. at Mercantile National Bank, 1840 Century Park East, Los Angeles, California.

                                          Sincerely,

                                          /s/ Scott A. Montgomery
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                                          Scott A. Montgomery
                                          Executive Vice President and
                                          Chief Administrative Officer